LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                        ENDED SEPTEMBER 30, 2000

The highest level of current income

KEMPER HIGH YIELD FUND

 "... Concern over the effect of Federal Reserve Board interest rate hikes, weak investor demand and a jittery stock market contributed to a setback for high-yield bonds during fiscal year 2000. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
11
PORTFOLIO STATISTICS
12
PORTFOLIO OF INVESTMENTS
21
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
26
NOTES TO FINANCIAL STATEMENTS
31
REPORT OF INDEPENDENT AUDITORS
AT A GLANCE

 KEMPER HIGH YIELD FUND TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                      LIPPER HIGH CURRENT
                                         KEMPER HIGH YIELD      KEMPER HIGH YIELD         YIELD FUNDS
KEMPER HIGH YIELD FUND CLASS A              FUND CLASS B           FUND CLASS C        CATEGORY AVERAGE*
------------------------------           -----------------      -----------------     ------------------
-1.88                                          -2.68                  -2.66                  -0.02

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.
 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER HIGH YIELD FUND CLASS A    $6.34     $7.23
 .........................................................
    KEMPER HIGH YIELD FUND CLASS B    $6.33     $7.22
 .........................................................
    KEMPER HIGH YIELD FUND CLASS C    $6.35     $7.24
 .........................................................

 KEMPER HIGH YIELD FUND RANKINGS
 AS OF 9/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER HIGH CURRENT YIELD FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #284 of 352 funds     #291 of 352 funds     #290 of 352 funds
 ....................................................................................
    5-YEAR        #76 of 127 funds      #97 of 127 funds      #96 of 127 funds
 ....................................................................................
    10-YEAR       #13 of 54 funds             n/a                   n/a
 ....................................................................................
    20-YEAR        #3 of 21 funds             n/a                   n/a
 ....................................................................................

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 2000.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    ONE-YEAR INCOME:             $0.7720               $0.7160               $0.7170
 ...............................................................................................
    SEPTEMBER DIVIDEND:          $0.0780               $0.0588               $0.0588
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           12.02%                11.15%                11.11%
 ...............................................................................................
    SEC YIELD+:                   12.28%                11.91%                11.92%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON SEPTEMBER 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SECURITIES AND EXCHANGE COMMISSION YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

YOUR FUND'S STYLE

[MORNINGSTAR EQUITY STYLE BOX]
                                   MORNINGSTAR INCOME FUNDS STYLE BOX(TM)
                                   Source: Morningstar, Inc., Chicago, IL,
                                   312-696-6000. The Income Funds Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                                   PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT
                                   AN EXACT ASSESSMENT OF RISK AND DO NOT
                                   REPRESENT FUTURE PERFORMANCE. THE FUND'S
                                   PORTFOLIO CHANGES FROM DAY TO DAY. A
                                   LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                                   MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                                   ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                                   UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST
                                   THREE YEARS. MORNINGSTAR HAS PLACED KEMPER
                                   HIGH YIELD FUND IN THE HIGH YIELD BOND CATE-
                                   GORY. PLEASE CONSULT THE PROSPECTUS FOR A
                                   DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[RESIS PHOTO]

HARRY RESIS JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1988 AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND, KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. RESIS HOLDS A BACHELOR'S DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[DOYLE PHOTO]

DAN DOYLE IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND. A CERTIFIED FINANCIAL ANALYST, HE HAS BEEN INVOLVED WITH KEMPER HIGH YIELD FUND IN BOTH RESEARCH AND TRADING SINCE 1986 AND IS A PORTFOLIO MANAGER OF KEMPER HIGH YIELD FUND II AND KEMPER HIGH YIELD OPPORTUNITY FUND. DOYLE RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY SPECIFIC SECURITY.

WHILE LONG-TERM GOVERNMENT BONDS PERFORMED WELL DURING THE PAST 12 MONTHS, HIGH-YIELD BONDS DID NOT. THROUGHOUT THE YEAR, PRESERVING CAPITAL WAS THE OVERRIDING MARKET CHALLENGE AS THE DYNAMICS OF TELECOM-RELATED FINANCING WEAKENED AND U.S. ECONOMIC GROWTH MODERATED. BELOW, LEAD PORTFOLIO MANAGER HARRY RESIS DISCUSSES HOW THE FUND PERFORMED IN THIS ENVIRONMENT.

Q      HOW DID THE HIGH-YIELD MARKET BEHAVE AND KEMPER HIGH YIELD FUND PERFORM
DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?

A      It was not a pleasant year for high-yield bonds and was a disappointing time for the fund. Concern over the effect of Federal Reserve Board interest rate hikes, weak investor demand and a jittery stock market contributed to a setback for high-yield bonds during fiscal year 2000. Preserving capital was the overriding market challenge as the dynamics of telecom-related financing weakened and U.S. economic growth moderated.

  Kemper High Yield Fund's decline of 1.88 percent for the 12-month period ended September 30, 2000 (Class A shares, unadjusted for a sales charge) was worse than the average 0.02 percent drop of its peers as measured by Lipper, Inc. The unmanaged Chase US/Canada High Yield Bond Index rose 0.50 percent for the same period. The fund focused exclusively on bonds issued by U.S.-based companies, which did not do as well as certain high-yield emerging market bonds. Some of the fund's peers had overseas bonds in their portfolios in an effort to boost return. We preferred a less risky approach to help preserve capital over the long term and maintain high income potential.

HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES

SEPTEMBER 30, 1995 TO SEPTEMBER 30, 2000
[BAR GRAPH]

                                                              MERRILL LYNCH HIGH YIELD MASTER
                                                                           INDEX*                      TEN YEAR TREASURIES
                                                              -------------------------------          -------------------
9/95                                                                     9.000/95                             6.182
                                                                            9.933                             6.020
                                                                            9.835                             5.741
                                                                            9.762                             5.572
                                                                            9.539                             5.580
                                                                            9.611                             6.098
                                                                            9.796                             6.327
                                                                            9.849                             6.670
                                                                            9.861                             6.852
                                                                            9.989                             6.711
                                                                           10.009                             6.794
                                                                            9.912                             6.943
9/96                                                                        9.595                             6.703
                                                                            9.629                             6.339
                                                                            9.418                             6.044
                                                                            9.385                             6.418
                                                                            9.407                             6.494
                                                                            9.100                             6.552
                                                                            9.665                             6.903
                                                                            9.561                             6.718
                                                                            9.240                             6.659
                                                                            9.055                             6.500
                                                                            8.572                             6.010
                                                                            8.797                             6.339
9/97                                                                        8.580                             6.102
                                                                            8.716                             5.831
                                                                            8.691                             5.874
                                                                            8.600                             5.741
                                                                            8.352                             5.505
                                                                            8.378                             5.622
                                                                            8.391                             5.654
                                                                            8.549                             5.671
                                                                            8.679                             5.552
                                                                            8.812                             5.446
                                                                            8.819                             5.494
                                                                           10.180                             4.976
9/98                                                                       10.276                             4.420
                                                                           10.970                             4.605
                                                                           10.088                             4.714
                                                                           10.304                             4.648
                                                                           10.192                             4.651
                                                                           10.416                             5.287
                                                                           10.365                             5.242
                                                                            9.912                             5.348
                                                                           10.328                             5.622
                                                                           10.518                             5.780
                                                                           10.470                             5.903
                                                                           10.813                             5.970
9/99                                                                       10.952                             5.877
                                                                           11.116                             6.024
                                                                           10.943                             6.191
                                                                           11.021                             6.442
                                                                           11.459                             6.665
                                                                           11.548                             6.409
                                                                           11.922                             6.004
                                                                           12.252                             6.212
                                                                           12.563                             6.272
                                                                           12.283                             6.031
                                                                           12.344                             6.031
                                                                           12.312                             5.725
9/00                                                                       12.603                             5.801

*THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER
 QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

PERFORMANCE UPDATE

Q     WILL YOU DESCRIBE HOW KEMPER HIGH YIELD FUND WAS POSITIONED DURING THE
PERIOD?


A     During the past 12 months, higher-quality, lower-yielding bonds within the high-yield market outperformed bonds with lower ratings and higher risk. Since the start of calendar year 2000, we aggressively sought to upgrade the quality of the fund's portfolio. We succeeded in cutting the percentage of unrated bonds nearly in half compared with September 30, 1999 (see Quality), and we substantially increased the percentage of the portfolio with BB ratings and higher. Overall, we focused on a smaller number of larger, more liquid bond issues, and on companies with relatively solid cash flow and proven management.

  Our repositioning efforts weren't enough to overcome the negative market forces at work. One source of anxiety was the size of the distressed high-yield bond market. As of September 30, 2000, debt trading at or below 50 percent of par (face value) grew to $43.6 billion from $17.7 billion a year ago, according to Chase Securities. Many bonds issued by telecom companies took a pounding during the past year after quarterly sales and profits did not live up to expectations. Overall, rising oil prices, a weak euro (which made the goods of domestic companies that export more expensive for Europeans to buy) and higher operating costs put pressure on high-yield bond issuers' cash flow.

  Another reason for the high-yield market's weakness was anemic investor demand. The lure of potentially higher returns from equity investments, particularly technology stocks, prompted some investors to liquidate high-yield holdings and redeploy assets. From January to September 2000, investors liquidated $4.4 billion from high-yield mutual funds, compared with a $4.9 billion net inflow of new investments for the first nine months of 1999, according to Chase Securities.



Q     STOCKS HAVE BEEN VOLATILE DURING THE PAST 12 MONTHS. HISTORICALLY,
HIGH-YIELD BONDS HAVE HELPED TEMPER EQUITY PORTFOLIO VOLATILITY. DID THIS HAPPEN IN FISCAL YEAR 2000?


A     The high-yield market held up better than stocks in January 2000 and
September 2000, two especially weak periods for stocks. In both months, the unmanaged S&P 500 index fell more than 5 percent whereas the unmanaged Merrill Lynch High Yield Master index dipped less than 1 percent. While we can't say this pattern will continue, we believe that high-yield bonds deserve a place in a well-balanced portfolio now more than ever. We think it would be a mistake for investors to overlook the opportunity to maintain the diversification that this asset class offers, especially given the magnitude of volatility we've seen in stocks since April.



Q     HOW DID HIGH-YIELD BONDS PERFORM RELATIVE TO OTHER TYPES OF BONDS?


A     Yields in the high-yield market have increased dramatically since
September 1999 as the difference in yield, or spread, between 10-year Treasuries and high-yield bonds widened to nearly 740 basis points (7.4 percent). Given that 10-year Treasury bonds yielded 5.80 percent as of September 30, 2000, high-yield bonds offered double the yield of government bonds for investors willing to assume additional risk.

  During the fiscal year, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to
6.50 percent. However, between September 30, 1999, and September 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. This past winter, the government announced a buyback plan for 30-year Treasuries, and this helped support Treasury bond prices for the balance of the fiscal year.

  In calendar year 2000, mortgage interest rates for consumers reached their highest levels in five years, while housing and related consumer spending activity remained strong. Oil prices soared past $35 a barrel. Consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high oil prices and natural gas shortages. This fear spilled over into the investment-grade corporate bond market, and high-quality corporate bonds provided relatively weak returns in this uncertain environment.

U.S. High-Yield Bond Performance By Rating Category
(As of September 2000)

                   YTD               THIRD QUARTER
    BB             4.63%                  2.65%
 .........................................................
    B             -1.80                  -0.17
 .........................................................
    CCC           -7.23                  -1.49
---------------------------------------------------------

Source: Chase Securities

PERFORMANCE UPDATE



Q     HOW HAVE HIGH YIELD BONDS PERFORMED HISTORICALLY AFTER A PERIOD OF
INTEREST-RATE INCREASES BY THE FEDERAL RESERVE?


A     The last time the Federal Reserve tightened in a big way was six years ago, when the Fed raised rates six times. The year after that -- 1995 -- high-yield bonds returned 20.5 percent as measured by the Merrill Lynch High Yield Master index. Does that mean anything for the future? While it is possible, we do not believe we will see a repeat of 1995 next year. However, with many high-yield bonds that we like to buy yielding around 11 percent, that makes for attractive total return potential, especially given the volatility we've seen in the equity markets.



Q     HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE ROAD AHEAD?


A     It's possible that a year from now, high-yield bond prices will have stabilized, and even rebounded, if we have an economic "soft landing" and the Federal Reserve begins cutting rates. In the meantime, we think the smartest place to go is bonds rated BB. Since the start of the year, BB-rated issues have outperformed single Bs by a significant margin. Investors have been punished for taking credit risk, and all indications are that this environment is likely to continue. The latest figures from Lehman Brothers show that single Bs have been defaulting at a 7.64 percent rate this year, compared with just 0.99 percent for bonds rated BB.

  We don't think there is enough of a potential reward to offset the risks of stepping down in quality. We are prepared to sacrifice a modest amount of yield to avoid getting caught in a default squeeze that would impair principal. We think our prudence will be rewarded in the year ahead.

TERMS TO KNOW

BASIS POINT. The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6.50 percent is 150 basis points.

CREDIT SPREAD. The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers who are not meeting their obligations at a given point in time.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------------------------------------------
    KEMPER HIGH YIELD FUND CLASS A           -6.29%    4.41%    10.74%       10.24%    (since 1/26/78)
 ...........................................................................................................
    KEMPER HIGH YIELD FUND CLASS B           -5.32     4.36       n/a         5.56     (since 5/31/94)
 ...........................................................................................................
    KEMPER HIGH YIELD FUND CLASS C           -2.66     4.53       n/a         5.64     (since 5/31/94)
 ...........................................................................................................

KEMPER HIGH YIELD FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/79 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS A1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
12/31/79                                       9551.00               10000.00               10000.00               10000.00
                                               9457.00                9468.00               11252.00               10435.00
                                              10288.00                9848.00               12256.00               11523.00
                                              14343.00               13221.00               12725.00               15705.00
                                              16880.00               16209.00               13207.00               18892.00
                                              18597.00               17745.00               13729.00               20670.00
                                              22902.00               21765.00               14250.00               26600.00
12/31/86                                      27061.00               25270.00               14407.00               30759.00
                                              29521.00               26426.00               15046.00               32766.00
                                              33783.00               30686.00               15711.00               36512.00
                                              33366.00               30352.00               16441.00               36654.00
                                              29055.00               27748.00               17445.00               34315.00
                                              42674.00               39729.00               17979.00               49328.00
12/31/92                                      49978.00               47348.00               18501.00               57546.00
                                              60112.00               56641.00               19009.00               67897.00
                                              59048.00               54498.00               19518.00               66516.00
                                              69356.00               70490.00               20013.00               79612.00
                                              78712.00               76032.00               20678.00               89975.00
                                              87772.00               89519.00               21030.00              100971.00
                                              88899.00                                      21369.00              101536.00
                                              91026.00               98078.00               21943.00              105187.00
9/30/00                                       87463.00               99953.00               22534.00              104517.00

KEMPER HIGH YIELD FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS B1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9958.00                9878.00               10034.00               10044.00
                                              10000.00               10094.00               10129.00               10087.00
                                              10005.00               10160.00               10149.00               10048.00
                                              10477.00               10980.00               10264.00               10639.00
                                              10958.00               11947.00               10339.00               11273.00
                                              11310.00               12422.00               10386.00               11635.00
                                              11640.00               13141.00               10407.00               12027.00
                                              11910.00               13058.00               10556.00               12287.00
6/30/96                                       12092.00               13053.00               10624.00               12515.00
                                              12670.00               13469.00               10698.00               13084.00
                                              13095.00               14174.00               10753.00               13592.00
                                              13061.00               14196.00               10847.00               13709.00
                                              13715.00               15140.00               10868.00               14343.00
                                              14281.00               16005.00               10929.00               14996.00
                                              14470.00               16688.00               10936.00               15253.00
                                              14975.00               17355.00               10997.00               15788.00
6/30/98                                       15050.00               17761.00               11051.00               15888.00
                                              14021.00               17338.00               11092.00               14889.00
                                              14528.00               18233.00               11112.00               15339.00
                                              14895.00               18493.00               11186.00               15675.00
                                              14825.00               18300.00               11268.00               15822.00
                                              14478.00               17982.00               11383.00               15559.00
                                              14755.00               18284.00               11410.00               15890.00
                                              14473.00               17740.00               11607.00               15661.00
                                              14384.00               17925.00               11688.00               15703.00
9/30/00                                       14089.00               18633.00               11718.00               15789.00

KEMPER HIGH YIELD FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                                  SALOMON SMITH
                                                                 BARNEY LONG-TERM
                                         KEMPER HIGH YIELD       HIGH YIELD BOND      U.S. CONSUMER PRICE       DLJ HIGH YIELD
                                           FUND CLASS C1              INDEX*                 INDEX+                INDEX++
                                         -----------------       ----------------     -------------------       --------------
5/31/94                                       10000.00               10000.00               10000.00               10000.00
                                               9971.00                9878.00               10034.00               10044.00
                                              10027.00               10094.00               10129.00               10087.00
                                              10032.00               10160.00               10149.00               10048.00
                                              10506.00               10980.00               10264.00               10639.00
                                              10989.00               11947.00               10339.00               11273.00
                                              11343.00               12422.00               10386.00               11635.00
                                              11677.00               13141.00               10407.00               12027.00
                                              11948.00               13058.00               10556.00               12287.00
6/30/96                                       12131.00               13053.00               10624.00               12515.00
                                              12712.00               13469.00               10698.00               13084.00
                                              13139.00               14174.00               10753.00               13592.00
                                              13108.00               14196.00               10847.00               13709.00
                                              13764.00               15140.00               10868.00               14343.00
                                              14349.00               16005.00               10929.00               14996.00
                                              14523.00               16688.00               10936.00               15253.00
                                              15048.00               17355.00               10997.00               15788.00
6/30/98                                       15124.00               17761.00               11051.00               15888.00
                                              14078.00               17338.00               11092.00               14889.00
                                              14588.00               18233.00               11112.00               15339.00
                                              14957.00               18493.00               11186.00               15675.00
                                              14889.00               18300.00               11268.00               15822.00
                                              14542.00               17982.00               11383.00               15559.00
                                              14820.00               18284.00               11410.00               15890.00
                                              14540.00               17740.00               11607.00               15661.00
                                              14429.00               17925.00               11688.00               15703.00
9/30/00                                       14156.00               18633.00               11718.00               15789.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES
  ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) IS AS FOLLOWS: 1-YEAR, 3%; 5-
  YEAR, 1%; SINCE INCEPTION, 0%; AND FOR
  CLASS C SHARES THERE IS NO ADJUSTMENT
  FOR SALES CHARGE. THE MAXIMUM CDSC FOR
  CLASS B SHARES IS 4%. FOR CLASS C
  SHARES, THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE SALOMON SMITH BARNEY LONG-
    TERM HIGH YIELD BOND INDEX IS
    JANUARY 1, 1980. AS A RESULT, WE ARE
    NOT ABLE TO ILLUSTRATE THE LIFE OF
    CLASS PERFORMANCE (SINCE JANUARY 26,
    1978) FOR KEMPER HIGH YIELD FUND
    CLASS A SHARES. IN COMPARING THE
    PERFORMANCE OF THE FUND WITH THAT OF
    THE SALOMON SMITH BARNEY LONG-TERM
    HIGH YIELD BOND INDEX AND THE U.S.
    CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

    THE FUND MAY INVEST IN LOWER-RATED
    AND NONRATED SECURITIES, WHICH
    PRESENT GREATER RISK OF LOSS TO
    PRINCIPAL AND INTEREST THAN
    HIGHER-RATED SECURITIES.

 *THE SALOMON SMITH BARNEY LONG-TERM
  HIGH YIELD BOND INDEX IS ON A TOTAL
  RETURN BASIS, WITH ALL DIVIDENDS
  REINVESTED, AND COMPRISES HIGH-YIELD
  BONDS WITH A PAR VALUE OF $50 MILLION
  OR HIGHER AND A REMAINING MATURITY OF
  10 YEARS OR LONGER RATED BB+ OR LOWER
  BY STANDARD & POOR'S CORPORATION OR
  BAL OR LOWER BY MOODY'S INVESTORS
  SERVICE, INC. THIS INDEX IS UNMANAGED.
  SOURCE: SALOMON SMITH BARNEY.

 +THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE:
  WIESENBERGER(R).

++THE DLJ HIGH YIELD INDEX DESIGNED TO
  MIRROR THE INVESTIBLE UNIVERSE OF U.S.
  DOLLAR DENOMINATED HIGH YIELD DEBT
  MARKET. SOURCE: DONALDSON, LUFKIN &
  JENRETTE.

PORTFOLIO STATISTICS

KEMPER HIGH YIELD FUND

    PORTFOLIO COMPOSITION BY SECTOR*                          ON 9/30/00
    TELECOMMUNICATIONS                                            24%
 ...............................................................................
    CONSUMER CYCLICALS                                            20
 ...............................................................................
    MEDIA                                                         17
 ...............................................................................
    BASIC INDUSTRY                                                11
 ...............................................................................
    CAPITAL GOODS                                                  9
 ...............................................................................
    CONSUMER NONCYCLICALS                                          6
 ...............................................................................
    ENERGY                                                         4
 ...............................................................................
    U.S. TREASURIES                                                2
 ...............................................................................
    COMMON AND PREFERRED STOCK                                     2
 ...............................................................................
    TRANSPORTATION                                                 2
 ...............................................................................
    CASH AND EQUIVALENTS                                           3
-------------------------------------------------------------------------------
                                                                 100%

[PIE CHART]

    YEARS TO MATURITY                  ON 9/30/00              ON 9/30/99
    1-10                                   98%                     97%
 ................................................................................
    11-20                                   2                       3
--------------------------------------------------------------------------------

[PIE CHART] [PIE CHART]

    QUALITY                            ON 9/30/00              ON 9/30/99
    AAA TO A                                2%                     --
 ................................................................................
    BBB                                     6                       1%
 ................................................................................
    BB                                     20                      13
 ................................................................................
    B                                      64                      71
 ................................................................................
    BELOW B AND NONRATED                    8                      15
--------------------------------------------------------------------------------
                                          100%                    100%

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND
Portfolio of Investments at September 30, 2000

                                                                                         PRINCIPAL
    REPURCHASE AGREEMENTS--0.3%                                                           AMOUNT          VALUE
                                             State Street Bank and Trust Company,
                                               6.480%, to be repurchased at $9,118,281
                                               on 10/02/2000(b)
                                               (Cost $9,115,000)                        $ 9,115,000   $    9,115,000
                                             ---------------------------------------------------------------------------
    U.S. TREASURY OBLIGATIONS--1.8%
                                             U.S. Treasury Bonds:
                                               15.750%, 11/15/2001                       22,000,000       24,210,340
                                               14.000%, 11/15/2011                       23,000,000       32,142,500
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY OBLIGATIONS
                                             (Cost $56,292,344)                                           56,352,840
                                             ---------------------------------------------------------------------------
    CORPORATE BONDS--93.8%

    CONSUMER DISCRETIONARY--13.1%
                                             AFC Enterprises, 10.250%, 05/15/2007        22,680,000       22,566,600
                                             AMF Bowling, Inc:
                                             10.875%, 06/15/2006                         33,642,000        7,401,240
                                             Step-up Coupon, 0% to 03/15/2001, 12.250%
                                               to 03/15/2006                             20,291,000        4,058,200
                                             Advantica Restaurant Co., 11.250%,
                                               01/15/2008                                 5,396,934        2,995,298
                                             Avondale Mills, 10.250%, 05/01/2006         21,391,000       20,321,450
                                             Cinemark USA, Inc.:
                                             8.500%, 08/01/2008                          19,710,000        7,686,900
                                             Series D, 9.625%, 08/01/2008                   700,000          301,000
                                             Circus Circus Mandalay Resort Group,
                                               6.450%, 02/01/2006                         3,640,000        3,208,005
                                             Color Tile, Inc., 10.750%, 12/15/2001*      20,480,000          204,800
                                             Eldorado Resorts, 10.500%, 08/15/2006       17,981,000       18,160,810
                                             Finlay Enterprises, Inc., 9.000%,
                                               05/01/2008                                 4,380,000        4,007,700
                                             Finlay Fine Jewelry Co., 8.375%,
                                               05/01/2008                                15,694,000       14,438,480
                                             Florida Panthers, 9.875%, 04/15/2009        18,775,000       18,117,875
                                             FRD Acquisition, 12.500%, 07/15/2004         2,350,000          869,500
                                             Galey & Lord, Inc., 9.125%, 03/01/2008       8,880,000        5,638,800
                                             Guitar Center Management, 11.000%,
                                               07/01/2006                                19,500,000       18,817,500
                                             Harvey's Casino Resorts, 10.625%,
                                               06/01/2006                                19,470,000       20,248,800
                                             Hines Horticulture, Inc., 11.750%,
                                               10/15/2005                                12,183,000       12,000,255
                                             HMH Properties Inc.:
                                             8.450%, 12/01/2008                           1,600,000        1,528,000
                                             7.875%, 08/01/2008                          36,410,000       33,497,200
                                             Hollywood Entertainment Corp., 10.630%,
                                               08/15/2004                                 5,000,000        3,850,000
                                             Horseshoe Gaming Holdings, 8.625%,
                                               05/15/2009                                 5,720,000        5,619,900
                                             Horseshoe Gaming LLC, 9.375%, 06/15/2007     2,430,000        2,423,925
                                             Imperial Home Decor Group, Inc., 11.000%,
                                               03/15/2008*                               12,740,000          127,400
                                             International Game Technology, 8.375%,
                                               05/15/2009                                15,010,000       14,672,275
                                             Krystal Inc., 10.250%, 10/01/2007           10,190,000        7,642,500
                                             MGM Grand, Inc., 9.750%, 06/01/2007         27,270,000       28,156,275
                                             MGM Mirage, Inc., 8.500%, 09/15/2010        17,900,000       17,542,000

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Mandalay Resort Group, 9.500%, 08/01/2008  $ 3,700,000   $    3,764,750
                                             Mandalay Resort Group, 10.250%,
                                               08/01/2007                                 8,600,000        8,858,000
                                             Mohegan Tribal Gaming Authority, 8.750%,
                                               01/01/2009                                18,550,000       18,364,500
                                             National Vision Association, Ltd.,
                                               12.750%, 10/15/2005                       23,240,000        9,296,000
                                             Park Place Entertainment, Inc., 9.375%,
                                               02/15/2007                                18,090,000       18,361,350
                                             Perkins Finance, L.P., 10.125%,
                                               12/15/2007                                11,550,000       10,857,000
                                             Restaurant Co., Step-up Coupon, 0% to
                                               05/15/2003, 11.250% to 05/15/2008         21,780,000       10,890,000
                                             Sealy Mattress Co.:
                                               Step-up Coupon, 0% to 12/15/2002,
                                               10.875% to 12/15/2007                     14,610,000       10,847,925
                                               9.875%, 12/15/2007                         6,400,000        6,208,000
                                             Specialty Retailers, Inc.:
                                               8.500%, 07/15/2005                         5,145,000          205,800
                                               9.000%, 07/15/2007*                       19,715,000               20
                                             Station Casinos, Inc.:
                                               9.750%, 04/15/2007                         8,050,000        8,070,125
                                               10.125%, 03/15/2006                        7,330,000        7,458,275
                                             ---------------------------------------------------------------------------
                                                                                                         409,284,433
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.0%
                                             Dyersburg Corp., 9.750%, 09/01/2007*        18,155,000        1,452,400
                                             Grove Worldwide LLC, 9.250%, 05/01/2008     12,580,000        1,509,600
                                             Jafra Cosmetics International, Inc.,
                                               11.750%, 05/01/2008                       20,920,000       20,083,200
                                             US Can Corporation, 12.375%, 10/01/2010      8,470,000        8,639,400
                                             ---------------------------------------------------------------------------
                                                                                                          31,684,600
------------------------------------------------------------------------------------------------------------------------

    HEALTH--2.8%
                                             Dade International, Inc., 11.125%,
                                               05/01/2006                                32,980,000       10,223,800
                                             MEDIQ, Inc., 11.000%, 06/01/2008*            4,850,000          242,500
                                             Magellan Health Services, Inc., 9.000%,
                                               02/15/2008                                30,390,000       20,665,200
                                             Mariner Post-Acute Network, Inc.:
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.500% to 11/01/2007*                    58,210,000          291,050
                                               10.500%, 08/01/2006                       26,160,000       24,852,000
                                             Tenet Healthcare Corp., 9.250%,
                                               09/01/2010                                29,160,000       30,508,650
                                             Vencor, Inc., 9.875%, 05/01/2005*           10,520,000        1,578,000
                                             ---------------------------------------------------------------------------
                                                                                                          88,361,200
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--23.5%
                                             Allegiance Telecom, Inc., 12.875%,
                                               05/15/2008                                24,310,000       24,796,200
                                             Call-Net Enterprises, Inc.:
                                               Step-up Coupon, 0% to 05/15/2004,
                                               10.800% to 05/15/2009                      3,940,000        1,182,000
                                               Step-up Coupon, 0% to 8/15/2003, 8.940%
                                               to 08/15/2008                              2,525,000          808,000
                                               9.375%, 05/15/2009                         8,680,000        3,906,000
                                             Century Communications Corp., 8.375%,
                                               12/15/2007                                 8,100,000        7,047,000
                                             Communicacion Cellular, S.A., Step-up
                                               Coupon, 0% to 09/29/2000, 14.125% to
                                               03/01/2005                                33,190,000       25,888,200

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Crown Castle International Corp.:
                                             Step-up Coupon, 0% to 11/15/2002,
                                             10.625% to 11/15/2007                      $ 9,840,000   $    7,724,400
                                             9.500%, 08/01/2011                           6,400,000        6,144,000
                                             10.750%, 08/01/2011                          8,550,000        8,678,250
                                             Step-up Coupon, 0% to 08/01/2004, 11.25%
                                               to 08/01/2011                              7,270,000        4,798,200
                                             Dobson Communications Corp., 10.875%,
                                               07/01/2010                                 4,940,000        4,791,800
                                             Esprit Telecom Group, PLC: 10.875%,
                                               06/15/2008                                10,060,000        4,627,600
                                             11.500%, 12/15/2007                         23,270,000       10,704,200
                                             FairPoint Communications, 12.500%,
                                               05/01/2010                                14,270,000       13,913,250
                                             Global Crossing Holdings Ltd., 9.500%,
                                               11/15/2009                                30,150,000       29,999,250
                                             Global Telesystems Group,
                                             9.875%, 02/15/2005                           5,000,000        2,200,000
                                             Hermes Europe Railtel BV, 11.500%,
                                               08/15/2007                                 2,420,000        1,113,200
                                             ICG Holdings, Inc., Step-up Coupon, 0% to
                                               09/15/2000, 13.500% to 09/15/2005         44,660,000        9,825,200
                                             Impsat Corp., 12.375%, 06/15/2008           21,990,000       16,492,500
                                             Intermedia Communications of Florida,
                                               Inc.:
                                               Step-up Coupon, 0% to 05/15/2001,
                                               12.500% to 05/15/2006                     21,080,000       19,920,600
                                               Step-up Coupon, 0% to 07/15/2002,
                                               11.250% to 07/15/2007                     25,885,000       21,613,975
                                             KMC Telecom Holdings, Inc.:
                                             Step-up Coupon, 0% to 02/15/2003, 12.500%
                                               to 02/15/2008                             44,960,000       15,286,400
                                             13.500%, 05/15/2009                         17,275,000       10,883,250
                                             Level 3 Communications, Inc.:
                                             11.000%, 03/15/2000                          5,000,000        4,750,000
                                             11.250%, 03/15/2010                          7,080,000        6,726,000
                                             MGC Communications, 13.000%, 10/01/2004     21,256,000       17,429,920
                                             McLeod USA, Inc., 9.250%, 07/15/2007        16,065,000       14,940,450
                                             MetroNet Communications Corp.:
                                               Step-up Coupon, 0% to 11/01/2002,
                                               10.750% to 11/01/2007                     10,450,000        9,287,438
                                               Step-up Coupon, 0% to 06/15/2003,
                                               9.950%, 06/15/2008                        25,235,000       21,008,138
                                             10.625%, 11/01/2008                         16,190,000       17,869,713
                                             12.000%, 08/15/2007                          8,280,000        9,335,700
                                             Metromedia Fiber Network, Inc., 10.000%,
                                               11/15/2008                                16,540,000       15,299,500
                                             Millicom International Cellular, S.A.,
                                               Step-up Coupon, 0% to 06/01/2001,
                                               13.500% to 06/01/2006                     36,525,000       31,776,750
                                             Nextel Communications, 9.375%, 11/15/2009   51,720,000       50,879,550
                                             Nextlink Communications, Inc. :
                                               10.750%, 11/15/2008                          955,000          892,925
                                             12.500%, 04/15/2006                         27,230,000       26,685,400
                                             PTC International Finance:
                                               Step-up Coupon, 0% to 07/01/2002,
                                               10.750% to 07/01/2007                     16,630,000       11,641,000
                                             11.250%, 12/01/2009                          3,700,000        3,700,000
                                             Price Communications Wireless, 9.125%,
                                               12/15/2006                                21,710,000       22,144,200

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Primus Telecommunications Group:
                                               11.250%, 01/15/2009                      $ 5,560,000   $    2,780,000
                                               11.750%, 08/01/2004                       21,226,000       11,674,300
                                               12.750%, 10/15/2009                        7,410,000        3,779,100
                                             Rogers Cantel, 9.750%, 06/01/2016           43,135,000       46,370,125
                                             SBA Communications Corp., Step-up Coupon,
                                               0% to 03/01/2003, 12.000% to 03/01/2008   16,390,000       12,210,550
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 04/15/2004,
                                               11.250% to 04/15/2009                     26,430,000       14,470,425
                                               Step-up Coupon, 0% to 07/15/2003,
                                               12.000% to 07/15/2008                     32,540,000       22,452,600
                                               10.750%, 03/15/2010                        2,240,000        2,128,000
                                             Telecorp PCS, Inc.:
                                               Step-up-Coupon, 0% to 04/15/2004,
                                               11.625 to 04/15/2009                       8,310,000        5,609,250
                                               10.625%, 07/15/2010                       10,070,000       10,170,700
                                             Teligent, Inc.:
                                               Step-up Coupon, 0% to 03/01/2003,
                                               11.500% to 03/01/2008                      9,970,000        2,791,600
                                               11.500%, 12/01/2007                       17,030,000        7,493,200
                                             Tritel PCS Inc., Step-up Coupon, 0% to
                                               05/01/2004, 12.75% to 05/15/2009          19,580,000       13,118,600
                                             Triton Communications, L.L.C., Step-up
                                               Coupon, 0% to 05/01/2003, 11.000% to
                                               05/01/2008                                21,060,000       15,795,000
                                             Versatel Telecom:
                                               11.875%, 07/15/2009                        4,540,000        3,949,800
                                               13.250%, 05/15/2008                       11,330,000       10,197,000
                                               13.250%, 05/15/2008                        4,400,000        3,960,000
                                             Viatel, Inc., Step-up Coupon, 0% to
                                               04/15/2003, 12.500% to 04/15/2008          6,100,000        1,586,000
                                             Voicestream Wireless Corp., 10.375%,
                                               11/15/2009                                24,420,000       26,434,650
                                             ---------------------------------------------------------------------------
                                                                                                         733,681,059
------------------------------------------------------------------------------------------------------------------------

    MEDIA--19.5%
                                             AMFM, Inc.:
                                               Step-up Coupon, 0% to 02/01/2002,
                                               12.750% to 02/01/2009                     25,000,000       23,968,750
                                               8.000%, 11/01/2008                        21,930,000       22,176,713
                                             Adelphia Communications Corp., 9.375%,
                                               11/15/2009                                 9,350,000        8,602,000
                                             AES Corp., 9.375%, 09/15/2010               21,410,000       21,624,100
                                             American Lawyer Media, Inc., Step-up
                                               Coupon, 0% to 12/15/2002, 12.250% to
                                               12/15/2008                                 6,480,000        4,325,400
                                             Australis Holdings:
                                               Step-up Coupon 0% to 11/01/2000,
                                               15.000% to 11/01/2002*                    49,213,000          492,130
                                               Zero coupon, 11/01/2000                    1,527,070        1,145,303
                                             Avalon Cable Holdings LLC, Step-up
                                               coupon, 0% to 12/01/03, 11.875% to
                                               12/01/2008                                21,170,000       14,395,600
                                             CSC Holdings, Inc.:
                                               8.125%, 08/15/2009                        15,156,000       14,852,880
                                               8.125%, 07/15/2009                         5,200,000        5,096,000
                                               9.250%, 11/01/2005                        12,740,000       12,867,400
                                               10.500%, 05/15/2016                       27,375,000       29,565,000
                                             Century Communications Corp., 9.500%,
                                               03/01/2005                                 1,920,000        1,804,800

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Chancellor Media Corp., 8.125%,
                                               12/15/2007                               $ 6,070,000   $    6,130,700
                                             Charter Communications Holdings LLC,
                                               8.250%, 04/01/2007                        51,710,000       46,539,000
                                             Comcast UK Cable Partners, Ltd., Step-up
                                               Coupon 0% to 11/15/2000, 11.2000% to
                                               11/15/2007                                10,225,000        9,688,188
                                             Diamond Cable Communications, PLC,
                                               Step-up Coupon, 0% to 12/15/2000,
                                               11.750% to 12/15/2005                     14,660,000       13,780,400
                                             Echostar DBS Corp.:
                                               9.250%, 02/01/2006                        21,930,000       21,546,225
                                               9.375%, 02/01/2009                        11,485,000       11,255,300
                                             Exodus Communications, Inc., 11.625%,
                                               07/15/2010                                10,740,000       10,847,400
                                             Flextronics International, 9.875%,
                                               07/01/2010                                 8,810,000        9,052,275
                                             Frontiervision LP, 11.000%, 10/15/2006      14,450,000       14,450,000
                                             Interep National Radio Sales, Inc.,
                                               10.000%, 07/01/2008                       17,440,000       15,434,400
                                             NTL Communications Corp., 11.875%,
                                               10/01/2010                                 2,840,000        2,779,650
                                             NTL, Inc., 11.500%, 10/01/2008              56,285,000       54,877,875
                                             Outdoor Systems, Inc., 9.375%, 10/15/2006   32,270,000       33,439,788
                                             Panavision, Inc., Step-up Coupon, 0% to
                                               02/01/2002, 9.625% to 02/01/2006          19,840,000        4,960,000
                                             PSINet, Inc.:
                                               10.000%, 02/15/2005                        2,520,000        1,612,800
                                               11.000%, 08/01/2009                       21,390,000       13,689,600
                                               11.500%, 11/01/2008                       18,080,000       11,932,800
                                             Renaissance Media Group, Step-up Coupon,
                                               0% to 04/15/2003, 10.000% to 04/15/2008   14,545,000        9,745,150
                                             Rogers Cablesystems Ltd., 10.000%,
                                               03/15/2005                                 8,120,000        8,566,600
                                             SFX Entertainment, Inc.:
                                               9.125%, 02/01/2008                        12,840,000       13,417,800
                                               9.125%, 12/01/2008                        22,600,000       23,617,000
                                             Sinclair Broadcasting Group, Inc.,
                                               8.750%, 12/15/2007                         7,190,000        6,722,650
                                             Star Choice Communications, Inc.,
                                               13.000%, 12/15/2005                        3,850,000        4,235,000
                                             TeleWest Communications, PLC:
                                               Step-up Coupon, 0% to 10/01/2000,
                                               11.000% to 10/01/2007                     35,309,000       33,808,368
                                               9.625%, 10/01/2006                         4,910,000        4,468,100
                                               11.250%, 11/01/2008                       19,430,000       18,944,250
                                             Transwestern Publishing:
                                               Step-up Coupon, 0% to 11/15/2002,
                                               11.875% to 11/15/2008                      5,885,000        4,531,450
                                               9.625%, 11/15/2007                         8,650,000        8,628,375
                                             United International Holdings, Step-up
                                               Coupon, 0% to 02/15/2003, 10.750% to
                                               02/15/2008                                35,400,000       23,718,000
                                             United Pan-Europe Communications,
                                               10.875%, 11/01/2007                        8,040,000        6,994,800
                                             ---------------------------------------------------------------------------
                                                                                                         610,330,020
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.3%
                                             Avis Rent A Car, 11.000%, 05/01/2009        18,350,000       19,955,625
                                             Coinmach Corp., 11.750%, 11/15/2005         51,760,000       51,889,400

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Kindercare Learning Centers, Inc.,
                                               9.500%, 02/15/2009                       $18,100,000   $   16,742,500
                                             La Petite Academy, Inc., 10.000%,
                                               05/15/2008                                12,320,000        7,515,200
                                             Spincycle, Inc., Step-up Coupon, 0% to
                                               05/01/2001, 12.750% to 05/01/2005         26,295,000        7,888,500
                                             ---------------------------------------------------------------------------
                                                                                                         103,991,225
------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.6%
                                             Airxcel, 11.000%, 11/15/2007                 7,485,000        4,790,400
                                             DeCrane Aircraft Holdings, Inc., 12.000%,
                                               09/30/2008                                13,840,000       12,732,800
                                             Fairchild Corp., 10.750%, 04/15/2009         7,830,000        6,342,300
                                             United Rentals, Inc. :
                                               9.000%, 04/01/2009                         5,660,000        5,207,200
                                               9.250%, 01/15/2009                        23,180,000       21,615,350
                                             ---------------------------------------------------------------------------
                                                                                                          50,688,050
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--16.9%
                                             Agriculture, Mining and Chemicals, Inc.,
                                               10.750%, 09/30/2003                       24,185,000       16,445,800
                                             Atlantis Group, Inc., 11.000%, 02/15/2003   25,355,000       20,030,450
                                             BPC Holdings Corp., 12.500%, 06/15/2006     13,915,509       10,714,942
                                             Berry Plastics Corp., 12.250%, 04/15/2004   20,499,000       19,269,060
                                             Consumers International, 10.250%,
                                               04/01/2005                                15,150,000        5,151,000
                                             Day International Group, Inc., 11.125%,
                                               06/01/2005                                22,087,000       21,755,695
                                             Delco Remy International, 10.625%,
                                               08/01/2006                                22,195,000       21,751,100
                                             Eagle-Picher Holdings, Inc., 9.375%,
                                               03/01/2008                                12,260,000       10,175,800
                                             Flowserve Corporation, 12.250%,
                                               08/15/2010                                 7,080,000        7,292,400
                                             Foamex, L.P., 13.500%, 08/15/2005           17,810,000       14,782,300
                                             Fonda Group, 9.500%, 03/01/2007             15,720,000       13,047,600
                                             GS Technologies:
                                               12.000%, 09/01/2004                       13,795,000        1,379,500
                                               12.250%, 10/01/2005                       16,830,000        1,683,000
                                             Gaylord Container Corp.: 9.750%,
                                               06/15/2007                                20,600,000       14,420,000
                                               9.875%, 02/15/2008                         6,185,000        2,164,750
                                             Grove Holdings LLC:
                                              Step-up Coupon, 0% to 05/01/2003,
                                              11.625% to 05/01/2009*                      3,865,000           38,650
                                               14.500%, 05/01/2010                       11,030,139          110,301
                                             Hayes Wheels International, Inc.,
                                               11.000%, 07/15/2006                       23,070,000       21,916,500
                                             Huntsman Package, 11.750%, 12/01/2004       36,635,000       37,092,938
                                             Knoll, Inc., 10.875%, 03/15/2006            13,301,000       13,567,020
                                             Millar Western Forest Products, Ltd.,
                                               9.875%, 05/15/2008                         5,100,000        4,692,000
                                             Motors and Gears, Inc., 10.750%,
                                               11/15/2006                                 8,390,000        8,138,300
                                             NL Industries, Inc. , Senior Note,
                                               11.750%, 10/15/2003                       42,034,000       42,454,340
                                             Neenah Corp., 11.125%, 05/01/2007           10,520,000        8,258,200
                                             Plainwell, Inc., 11.000%, 03/01/2008        18,460,000        3,692,000
                                             Printpack, Inc.: 9.875%, 08/15/2004          6,280,000        6,185,800
                                               10.625%, 08/15/2006                       22,640,000       21,847,600

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Riverwood International Corp.: 10.250%,
                                               04/01/2006                               $ 8,105,000   $    8,064,475
                                               10.625%, 08/01/2007                       16,081,000       16,161,405
                                               10.875%, 04/01/2008                       49,915,000       45,672,225
                                             SF Holdings Group, Inc., Step-up Coupon,
                                               0% to 03/15/2003, 12.750% to 03/15/2008   23,110,000       12,017,200
                                             Stone Container Corp.: 10.750%,
                                               10/01/2002                                 2,915,000        2,958,725
                                               11.500%, 08/15/2006                        7,800,000        8,034,000
                                               12.250%, 04/01/2002                        6,170,000        6,231,700
                                             Tenneco Automotive, Inc., 11.625%,
                                               10/15/2009                                25,510,000       16,198,850
                                             Terex Corp.: 8.875%, 04/01/2008             16,760,000       15,084,000
                                               8.875%, 04/01/2008                         5,230,000        4,707,000
                                             Terra Industries, Inc., 10.500%,
                                               06/15/2005                                 8,175,000        5,232,000
                                             Texas Petrochemicals, 11.125%, 07/01/2006   10,800,000        9,180,000
                                             U.S. Can Corp., 10.125%, 10/15/2006         28,889,000       30,911,230
                                             ---------------------------------------------------------------------------
                                                                                                         528,509,856
------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.0%
                                             Chesapeake Energy Corp., 9.625%,
                                               05/01/2005                                 7,120,000        7,084,400
                                             Continental Resources, Inc., 10.250%,
                                               08/01/2008                                17,300,000       15,916,000
                                             EOTT Energy Partners, 11.250%, 11/01/2009      450,000          477,000
                                             Key Energy Services, Inc., 14.000%,
                                               01/15/2009                                 7,780,000        8,869,200
                                             Nuevo Energy, 9.375%, 10/01/2010             3,410,000        3,410,000
                                             Pen Holdings, Inc., 9.875%, 06/15/2008       7,870,000        5,902,500
                                             Pride International, Inc., 10.000%,
                                               06/01/2009                                17,025,000       17,791,125
                                             R&B Falcon Corp.: 9.500%, 12/15/2008         5,320,000        5,745,600
                                               11.000%, 03/15/2006                        6,320,000        7,268,000
                                             Stone Energy Corp., 8.750%, 09/15/2007      12,740,000       12,612,600
                                             Triton Energy, Ltd., 8.875%, 10/01/2007      8,900,000        8,900,000
                                             ---------------------------------------------------------------------------
                                                                                                          93,976,425
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.6%
                                             MMI Products, Inc., 11.250%, 04/15/2007      9,410,000        9,198,275
                                             Metal Management, Inc., 10.000%,
                                               05/15/2008                                21,680,000        2,168,000
                                             Metals USA, Inc., 8.625%, 02/15/2008        19,850,000       15,086,000
                                             Renco Steel Holdings Co., Series B,
                                               10.875%, 02/01/2005                       28,530,000       18,544,500
                                             Republic Technologies International,
                                               13.750%, 07/15/2009                       29,690,000        5,938,000
                                             ---------------------------------------------------------------------------
                                                                                                          50,934,775
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--4.7%
                                             Congoleum Corp., 8.625%, 08/01/2008         20,770,000       12,462,000
                                             Del Webb Corp., 9.750%, 01/15/2008           6,210,000        5,775,300
                                             Dimac Corp., 12.500%, 10/01/2008*           21,510,000          215,100
                                             Forecast Group, L.P., 11.375%, 12/15/2000   14,620,000       14,620,000
                                             Fortress Group, 13.750%, 05/15/2003         14,080,000        7,462,400
                                               Hovnanian Enterprises, Inc.:
                                               9.125%, 05/01/2009                        11,790,000       10,669,950
                                               9.750%, 06/01/2005                         6,315,000        5,620,350
                                             Lennar Corp., 9.950%, 05/01/2010            21,790,000       22,334,750

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         PRINCIPAL
                                                                                          AMOUNT          VALUE
                                             Nortek, Inc.:
                                               9.125%, 09/01/2007                       $15,600,000   $   14,742,000
                                               9.875%, 03/01/2004                        15,675,000       15,126,375
                                               Series A, 8.875%, 08/01/2008               6,430,000        5,947,750
                                             Ryland Group, Inc.,
                                             8.250%, 04/01/2008                          14,950,000       13,156,000
                                             Standard Pacific Corp.:
                                               8.000%, 02/15/2008                         3,400,000        3,102,500
                                               8.500%, 04/01/2009                         6,760,000        6,371,300
                                             Toll Corp. :
                                               7.750%, 09/15/2007                         2,280,000        2,143,200
                                               8.000%, 05/01/2009                         2,830,000        2,674,350
                                               8.125%, 02/01/2009                         1,400,000        1,319,500
                                               8.750%, 11/15/2006                         3,180,000        3,148,200
                                             ---------------------------------------------------------------------------
                                                                                                         146,891,025
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.6%
                                             Petro Stopping Centers, 10.500%,
                                               02/01/2007                                25,150,000       21,880,500
                                             Transtar Holdings, Inc., Step-up Coupon,
                                               0% to 12/15/1999, 13.375% to 12/15/2003   10,100,000       10,276,750
                                             Travelcenters America, 10.250%,
                                               04/01/2007                                16,380,000       16,502,850
                                             ---------------------------------------------------------------------------
                                                                                                          48,660,100
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.2%
                                             Azurix Corp.:
                                               10.375%, 02/15/2007                        7,435,000        6,765,850
                                               10.750%, 02/15/2010                       16,680,000       14,845,200
                                             Calpine Corp:
                                               7.750%, 04/15/2009                         8,730,000        8,279,008
                                               8.625%, 08/15/2010                         6,890,000        6,869,675
                                             ---------------------------------------------------------------------------
                                                                                                          36,759,733
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $3,645,857,535)                                     2,933,752,501
                                             ---------------------------------------------------------------------------
    FOREIGN BONDS--U.S.$ DENOMINATED--1.8%
                                             AES Corporation, 11.500%, 08/30/2010         7,130,000        7,539,975
                                             Dolphin Telecom PLC, Zero coupon,
                                               05/15/2009                                13,860,000        2,633,400
                                             Euramax International, PLC, 11.250%,
                                               10/01/2006                                15,405,000       13,402,350
                                             Federal Republic of Brazil, 14.500%,
                                               10/15/2009                                10,000,000       11,050,000
                                             Kappa Beheer BV, 10.625%, 07/15/2009         5,850,000        6,010,875
                                             TFM, S.A. de C.V., 10.250%, 06/15/2007      17,350,000       15,962,000
                                             ---------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS--U.S. $ DENOMINATED
                                             (Cost $65,920,083)                                           56,598,600
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    FOREIGN BONDS--U.S.$ DENOMINATED--1.8%
    COMMON STOCKS--0.5%                                                                   SHARES          VALUE
                                             AT&T Canada Inc.*                               28,392   $      865,956
                                             Gaylord Container Corp.*                     1,353,034        2,283,245
                                             ICG Communications, Inc.*                       67,617           29,582
                                             Intermedia Communications Inc.*                 60,886        1,796,137
                                             SF Holdings Group, Inc.*                         6,176           30,880
                                             Tele1 Europe Holding AB - ADR*                 122,760        1,104,840
                                             World Access, Inc.*                             11,693        8,652,524
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $24,290,210)                                           14,763,164
                                             ---------------------------------------------------------------------------
    PREFERRED STOCKS--1.6%                                                                SHARES          VALUE
                                             Crown American Realty Trust                    328,260       12,630,310
                                             Dobson Communications, PIK                      13,633       12,542,360
                                             Eagle-Picher Holdings, Inc.                      1,750        3,937,500
                                             Nextel Communications, Inc., PIK                   876          840,956
                                             SF Holdings Group, Inc., PIK                       557        2,228,000
                                             Sinclair Capital                               210,400       19,356,800
                                             ---------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $66,783,576)                                           51,535,926
                                             ---------------------------------------------------------------------------
    WARRANTS*--0.2%                                                                       SHARES          VALUE
                                             American Banknote Corp.                         16,850              168
                                             Australis Holdings                              49,523                0
                                             Bar Technologies                                 9,370          187,400
                                             Benedek Communications Corp.                    90,000          180,000
                                             Capital Pacific Holdings                        54,431           27,216
                                             Communicacion Cellular, S.A.                    30,800          308,000
                                             Decrane Holdings Co.                            15,830                0
                                             Econophone Inc.                                 19,865        1,390,550
                                             Empire Gas Corp.                                31,795            3,180
                                             Gulf States Steel                               29,670              297
                                             KMC Telecom Holdings, Inc.                      23,900           95,600
                                             Ono Finance PLC                                  6,960          626,400
                                             Primus Telecommunications Group                 13,050           71,775
                                             Republic Technologies International             29,690              297
                                             Spincycle, Inc.                                 26,295              263
                                             Star Choice Communications                     233,916        1,988,286
                                             UIH Australia Pacific, Inc.                     14,150          212,250
                                             Waxman Industries, Inc.                        800,453            8,000
                                             ---------------------------------------------------------------------------
                                             TOTAL WARRANTS
                                             (Cost $5,516,353)                                             5,099,682
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $3,873,775,101)(a)                                 $3,127,217,713
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $3,882,057,109. At September 30, 2000, net unrealized depreciation for all securities based on tax cost was $754,839,396. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $37,836,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $792,675,778.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

PIK denotes that interest or dividend is paid in kind.
 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value (cost $3,873,775,101)       $3,127,217,713
------------------------------------------------------------------------------
Cash                                                                 5,045,888
------------------------------------------------------------------------------
Receivable for investments sold                                     19,812,694
------------------------------------------------------------------------------
Interest receivable                                                 94,098,003
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,994,555
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,248,168,853
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   26,403,505
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    13,101,546
------------------------------------------------------------------------------
Accrued management fee                                               1,381,513
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,885,152
------------------------------------------------------------------------------
Total liabilities                                                   42,771,716
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,205,397,137
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    4,395,050
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (746,557,388)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (393,049,281)
------------------------------------------------------------------------------
Paid-in capital                                                  4,340,608,756
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,205,397,137
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,276,521,754 / 358,910,410 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $6.34
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $6.34)                  $6.64
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($792,225,581
  / 125,068,742 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $6.33
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($124,359,159
  / 19,583,229 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $6.35
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($12,290,643 / 1,940,608 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                            $6.33
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

INVESTMENT INCOME
Dividends                                                       $   9,445,958
-----------------------------------------------------------------------------
Interest                                                          460,070,503
-----------------------------------------------------------------------------
Total income                                                      469,516,461
-----------------------------------------------------------------------------
Expenses:
Management fee                                                     20,715,587
-----------------------------------------------------------------------------
Services to shareholders                                            6,158,648
-----------------------------------------------------------------------------
Custodian fees                                                        124,206
-----------------------------------------------------------------------------
Distribution services fees                                          8,651,266
-----------------------------------------------------------------------------
Administrative services fees                                        8,706,110
-----------------------------------------------------------------------------
Auditing                                                               53,082
-----------------------------------------------------------------------------
Legal                                                                 589,298
-----------------------------------------------------------------------------
Trustees' fees and expenses                                           189,537
-----------------------------------------------------------------------------
Reports to shareholders                                               690,697
-----------------------------------------------------------------------------
Registration fees                                                      53,884
-----------------------------------------------------------------------------
Other                                                                 179,473
-----------------------------------------------------------------------------
Total expenses, before expense reductions                          46,111,788
-----------------------------------------------------------------------------
Expense reductions                                                   (324,601)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           45,787,187
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             423,729,274
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (203,505,803)
-----------------------------------------------------------------------------
Futures                                                               692,422
-----------------------------------------------------------------------------
                                                                 (202,813,381)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 (274,290,388)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (477,103,769)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (53,374,495)
-----------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED        YEAR ENDED
                                                               SEPTEMBER 30,    SEPTEMBER 30,
                                                                   2000              1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                         $   423,729,274      488,708,705
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              (202,813,381)    (137,965,895)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                 (274,290,388)    (123,741,501)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (53,374,495)     227,001,309
----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                      (306,495,286)    (341,058,994)
----------------------------------------------------------------------------------------------
    Class B                                                      (102,175,078)    (122,442,895)
----------------------------------------------------------------------------------------------
    Class C                                                       (16,302,384)     (18,351,826)
----------------------------------------------------------------------------------------------
    Class I                                                        (1,748,480)      (2,107,052)
----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                       1,658,624,078    2,668,257,234
----------------------------------------------------------------------------------------------
Reinvestment of distributions                                     237,396,152      283,361,413
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                        (2,491,922,516)  (3,197,526,043)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   (595,902,286)    (245,907,396)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                              (1,075,998,009)    (502,866,854)
----------------------------------------------------------------------------------------------
Net assets at beginning of period                               4,281,395,146    4,784,262,000
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $4,395,050 and $7,390,468,
respectively)                                                 $ 3,205,397,137    4,281,395,146
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       CLASS A
                                                              YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------
                                                       2000        1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $7.23       7.68    8.50    8.23    8.01
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .77(a)     .78(a)   .76(a)   .76   .76
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                                (.89)      (.46)   (.81)    .31     .23
------------------------------------------------------------------------------------------------
Total from investment operations                         (.12)       .32    (.05)   1.07     .99
------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.77)      (.77)   (.77)   (.80)   (.77)
------------------------------------------------------------------------------------------------
Total distributions                                      (.77)      (.77)   (.77)   (.80)   (.77)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.34       7.23    7.68    8.50    8.23
------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                    (1.88)      4.11    (.95)  13.69   13.00
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                  2,277      2,945   3,304   3,463   2,909
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           .93        .96     .89     .88     .88
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            .92        .96     .89     .88     .88
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               11.10      10.15    9.09    9.18    9.45
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                52         67      92      91     102
------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                                              YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------
                                                       2000        1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $7.22       7.67    8.49    8.22    8.00
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     .71(a)     .71(a)   .68(a)   .69   .69
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                               (.88)       (.45)   (.80)    .31     .23
------------------------------------------------------------------------------------------------
Total from investment operations                        (.17)        .26    (.12)   1.00     .92
------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (.72)       (.71)   (.70)   (.73)   (.70)
------------------------------------------------------------------------------------------------
Total distributions                                     (.72)       (.71)   (.70)   (.73)   (.70)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $6.33       7.22    7.67    8.49    8.22
------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                   (2.68)       3.26   (1.82)  12.72   12.02
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                    792      1,145   1,292   1,317   1,099
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.78       1.78    1.76    1.76    1.77
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.77       1.78    1.76    1.76    1.77
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               10.24       9.33    8.22    8.30    8.56
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                52         67      92      91     102
------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                       CLASS C
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                ------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $7.24        7.69        8.52        8.24        8.02
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                              .72(a)      .72(a)      .69(a)      .70         .69
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.89)       (.46)       (.82)        .31         .23
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.17)        .26        (.13)       1.01         .92
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.72)       (.71)       (.70)       (.73)       (.70)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.72)       (.71)       (.70)       (.73)       (.70)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $6.35        7.24        7.69        8.52        8.24
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                             (2.66)       3.30       (1.89)      12.88       12.06
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                             124         176         171         125          58
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.77        1.73        1.71        1.71        1.71
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.76        1.73        1.71        1.71        1.71
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        10.25        9.38        8.27        8.35        8.62
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         52          67          92          91         102
----------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS I
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                -----------------------------------------------------
                                                                 2000        1999        1998       1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $7.22        7.68       8.50        8.23        8.01
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                              .80(a)      .82(a)    .76(a)       .78         .78
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.90)       (.48)      (.78)        .31         .23
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.10)        .34       (.02)       1.09        1.01
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.79)       (.80)      (.80)       (.82)       (.79)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                               (.79)       (.80)      (.80)       (.82)       (.79)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $6.33        7.22       7.68        8.50        8.23
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                             (1.60)       4.36       (.66)      13.96       13.32
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              12          15        17           35          31
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    .64         .62       .60          .62         .61
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     .63         .62       .60          .62         .61
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        11.40       10.49       9.38        9.44        9.72
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         52          67        92           91         102
---------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper High Yield Fund (the "Fund") is diversified
                             series of Kemper High Yield Series (the "Trust"), which is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such markets. If there are no such bid and asked quotations, the most recent bid quotation shall be asked.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $211,125,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000) or September 30,
                             2004 ($6,237,000) or September 30, 2007
                             ($37,749,000) or September 30, 2008 ($121,106,000),
                             the respective expiration dates. In addition, from November 1, 1999 through September 30, 2000 the Fund incurred approximately $173,642,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND SALES
     OF SECURITIES           For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,952,490,390

                             Proceeds from sales                   2,608,059,093

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $20,715,587 for the year ended September 30, 2000, which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are $413,070.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are $12,039,762, of which $595,099 is unpaid at
                             September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various

NOTES TO FINANCIAL STATEMENTS

                             agreements with financial services firms that provided these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended September 30, 2000 are $8,706,110, of which $651,540 is unpaid at
                             September 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $5,450,505 for the year ended September 30, 2000 of which $350,986 is unpaid at September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $189,537 to independent trustees.

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                        YEAR ENDED                          YEAR ENDED
                                                                    SEPTEMBER 30, 2000                  SEPTEMBER 30, 1999
                                                              ------------------------------      ------------------------------
                                                                 SHARES          AMOUNT              SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                163,593,331   $ 1,129,906,529       220,715,377   $ 1,686,405,480
                                       -----------------------------------------------------------------------------------------
                                        Class B                 47,696,031       328,388,625        79,949,454       609,882,550
                                       -----------------------------------------------------------------------------------------
                                        Class C                 15,442,641       106,807,169        24,394,873       187,139,209
                                       -----------------------------------------------------------------------------------------
                                        Class I                  2,098,090        14,713,880         4,010,745        30,630,024
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 25,289,367       173,334,908        26,426,040       201,825,296
                                       -----------------------------------------------------------------------------------------
                                        Class B                  7,731,653        53,031,831         8,975,843        68,240,173
                                       -----------------------------------------------------------------------------------------
                                        Class C                  1,351,062         9,287,824         1,462,149        11,187,155
                                       -----------------------------------------------------------------------------------------
                                        Class I                    253,791         1,741,589           276,170         2,108,789
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (248,955,466)   (1,712,408,411)     (289,812,007)   (2,223,309,916)
                                       -----------------------------------------------------------------------------------------
                                        Class B                (77,589,585)     (534,169,265)      (78,710,000)     (603,232,381)
                                       -----------------------------------------------------------------------------------------
                                        Class C                (21,574,940)     (149,076,967)      (23,782,312)     (182,865,557)
                                       -----------------------------------------------------------------------------------------
                                        Class I                 (2,500,242)      (17,459,998)       (4,409,042)      (33,918,218)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 11,362,516        78,807,875        20,032,269       154,199,971
                                       -----------------------------------------------------------------------------------------
                                        Class B                (11,292,805)      (78,807,875)      (20,048,704)     (154,199,971)
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                         $  (595,902,286)                    $  (245,907,396)
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian and transfer agent fees were reduced by $62,086 and $262,515, respectively under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH YIELD FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund, as of September 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 15, 2000

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
LINDA C. COUGHLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           HARRY E. RESIS, JR.
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             LINDA J. WONDRACK
Vice President                    Vice President

SHIRLEY D. PETERSON               MAUREEN E. KANE
Trustee                           Assistant Secretary

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN &                           STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)